 Notice of Annual Meeting of Shareholders to be Held On Thursday, May 23, 2002 The Annual Meeting of Shareholders of Boston Communications Group, Inc. (the "Company") will be held on Thursday, May 23, 2002, at the Company, 100 Sylvan Road, Woburn, Massachusetts to consider and act upon the following proposals: 1. To elect Paul J. Tobin, Brian E. Boyle and E.Y. Snowden, as Class III Directors, each to serve for a three-year term. 2. To ratify the selection of Ernst and Young LLP by the Board of Directors as the Company's independent auditors for the current fiscal year. 3. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors has no knowledge of any other business to be transacted at the meeting. Shareholders of record at the close of business on April 16, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open. By Order of the Board of Directors, Alan J. Bouffard, Clerk Woburn, Massachusetts April 19, 2002 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF THE ENVELOPE IS LOST PLEASE RETURN THE PROXY CARD TO EQUISERVE P.O. BOX 43058, PROVIDENCE, RI 02940. Boston Communications Group, Inc. 100 Sylvan Road Woburn, Massachusetts 01801 Proxy Statement for the Annual Meeting of Shareholders to be Held on May 23, 2002 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boston Communications Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on May 23, 2002 and at any adjournments of that meeting (the "Annual Meeting"). All shares represented by validly executed proxies will be voted in accordance with the shareholders' instructions set forth therein. If no choice is specified on a signed proxy card, the shares represented by such proxy will be voted in favor of the proposals set forth in the accompanying Notice of Meeting and described herein. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by attending the Annual Meeting and voting in person. A shareholder's attendance at the Annual Meeting will not be deemed, by itself, to revoke a proxy previously signed and delivered by such shareholder unless the shareholder gives affirmative notice at the Annual Meeting that the shareholder intends to revoke such proxy and vote in person. The Company's 2001 Annual Report to Shareholders is being mailed to shareholders concurrently with this Proxy Statement on or about April 19, 2002. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished, without charge to any shareholder upon written request to the Company, Boston Communications Group, Inc., 100 Sylvan Road, Woburn, Massachusetts 01801. Voting Securities and Votes Required At the close of business on April 16, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 17,235,071 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"), constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share. The presence in person or representation by proxy of the holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present. If a quorum is present at the Annual Meeting, the election of the directors will be determined by a plurality of the votes cast, in person or by proxy at the Annual Meeting. The affirmative vote of the majority of the votes cast, in person or by proxy, at the Annual Meeting is required for the ratification of the selection of Ernst and Young LLP as the Company's independent auditors for the current fiscal year. Shares that are withheld or that abstain from voting as to a particular proposal, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular proposal ("broker non-votes"), will not be counted as votes in favor of such proposal and will also not be counted as votes cast or shares voting on such proposal. Accordingly, shares withheld or abstaining and "broker non-votes" will have no effect on the voting on proposals, such as the ones presented for shareholder approval at this Annual Meeting, that requires the affirmative vote of a certain percentage of the shares voting on the proposal. 2 Security Ownership of Certain Beneficial Owners and Management The following table sets forth certain information as of February 28, 2002, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and each person nominated to become a director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all current directors and executive officers of the Company as a group: Percentage of Number of Shares Common Stock Beneficial Owner BeneficiallyOwned(1) Outstanding(2) Barclays Global Investors (3) 1,321,964 7.69% 45 Fremont Street San Francisco, CA 94120 FMR Corp. (4) 1,151,000 6.69% 82 Devonshire Street Boston, MA 02109 Dimensional Fund Advisors Inc. (5) 1,077 200 6.26% 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401 J.P. Morgan Chase and Co. (6) 920,820 5.35% 270 Park Avenue New York, NY 10017 Paul J. Tobin (7) 627,165 3.64% E.Y. Snowden (8) 447,050 2.55% Frederick von Mering (9) 421,132 2.45% Robert Sullivan (10) 364,035 2.12% Brian E. Boyle (11) 357,305 2.04% Jerrold D. Adams (12) 97,075 * Karen Walker (13) 81,701 * William Wessman (14) 77,802 * Gerald Segel (15) 48,000 * Paul R. Gudonis (16) 40,000 * Gerald S. McGowan (17) 39,000 * Rajendra Singh (18) 19,000 * All current directors and officers as a group (19) 2,619,265 15.23% (12 persons) * Less than 1% (1) Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted. The number of shares of Common Stock beneficially owned is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Any reference in the footnotes below to stock options held by the person in question relates to stock options which are currently exercisable or exercisable within 60 days after February 28, 2002. (2) The number of shares deemed outstanding with respect to a named person includes 17,195,821 shares outstanding as of February 28, 2002 plus any shares subject to options held by the person in question that are currently exercisable or exercisable within 60 days after February 28, 2002. (3) Based solely upon a Schedule 13G filed on February 8, 2002. (4) Based solely upon a Schedule 13G filed on February 14, 2002. (5) Based solely upon a Schedule 13G filed on January 30, 2002. (6) Based solely upon a Schedule 13G filed on February 11, 2002. (7) Includes 33,334 shares issuable pursuant to stock options. Includes 306,831 shares held by the Paul J. Tobin 1988 Trust, and 287,000 shares held by the Margaret M. Tobin 1988 Trust. Mr. Tobin is the trustee of the Paul J. Tobin 1988 Trust. Margaret M. Tobin, the spouse of Paul J. Tobin, is trustee of the Margaret M. Tobin 1988 Trust. (8) Includes 411,134 shares issuable pursuant to stock options. Of these, 180,000 are held in trust for the benefit of Mr. Snowden's children. (9) Includes 147,322 shares issuable pursuant to stock options. (10) Includes 16,668 shares issuable pursuant to stock options. (11) Includes 129,000 shares issuable pursuant to stock options. Also includes 170,250 shares owned by Sand Drift, Ltd. of which Mr. Boyle is a limited partner and 52,000 shares owned by the Brian E. Boyle Charitable Foundation. Mr. Boyle disclaims beneficial ownership of these shares, except to the extent of his direct pecuniary interest therein. (12) Includes 91,075 shares issuable pursuant to stock options. (13) Includes 51,401 shares issuable pursuant to stock options. (14) Includes 76,302 shares issuable pursuant to stock options. (15) Includes 38,000 shares issuable pursuant to stock options. (16) Includes 38,000 shares issuable pursuant to stock options. (17) Includes 2,000 shares issuable pursuant to stock options. (18) Includes 19,000 shares issuable pursuant to stock options. (19) Includes 1,053,236 issuable pursuant to stock options. ELECTION OF DIRECTORS The Company's Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. The Board currently consists of three Class I Directors, whose terms expire at the 2003 Annual Meeting of Shareholders, three Class II Directors, whose terms expire at the 2004 Annual Meeting of Shareholders, and three Class III Directors whose terms expire at the 2002 Annual Meeting of Shareholders (in all cases subject to the election of their successors and to their earlier death, resignation or removal). The persons named in the enclosed proxy will vote to elect Messrs. Tobin, Boyle and Snowden as Class III Directors to serve for a three-year term expiring at the 2005 Annual Meeting of Shareholders, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each nominee has indicated his willingness to serve, if elected, but if any nominee should be unable to stand for election, shares represented by proxies may be voted for a substitute nominee designated by the Nominating Committee of the Company's Board of Directors. Set forth below are the name, age and certain other information with respect to each director and nominee for director of the Company. Nominees for Class III Directors Paul J. Tobin, 59, has served as Chairman of the Board of Directors since February 1996. Mr. Tobin served as the Company's President and Chief Executive Officer from 1990 until February 1996, and from April 1997 to February 1998. Prior to joining the Company, Mr. Tobin served as President of Cellular One Boston/Worcester from July 1984 to January 1990 and as a Regional Marketing Manager for Satellite Business Systems, a joint venture of IBM, Comsat Corp. and Aetna Life and Casualty from April 1980 to June 1984. Mr. Tobin received his B.S. in economics from Stonehill College and his M.B.A. in marketing and finance from Northeastern University. Mr. Tobin also serves as a member of the Board of Trustees at Stonehill College. Mr. Tobin is a nominee for re-election to the Board of Directors as a Class III Director. Edward H. ("E.Y.") Snowden, 47, has served as a Director of the Company and served as its President and Chief Executive Officer since February 1998. Prior to joining the Company, Mr. Snowden served as President and Chief Operating Officer of American Personal Communications, L.P. d/b/a Sprint Spectrum, a telecommunications company, from February 1994 to December 1997. From June 1990 until February 1994, Mr. Snowden was an Area Vice President at Pacific Bell, Inc., a telecommunications company. Mr. Snowden was the President, and then Chief Executive Officer, at Universal Optical Company, Inc. from March 1986 to March 1988. Mr. Snowden received his B.S. from Stanford University and his M.B.A. from Harvard Graduate School of Business Administration. Mr. Snowden is a nominee for re-election to the Board of Directors as a Class III Director. Brian E. Boyle, 54, has served as a Director of the Company since February 1996, as Vice Chairman of the Company since February 1996 and served as Chairman, New Wireless Services of the Company from January 1994 to February 1996. Mr. Boyle is Chairman and Chief Executive Officer of GoldK, Inc., which provides online management of 401(k) plans. From July 1990 to September 1993, Mr. Boyle served as Chairman and Chief Executive Officer of Credit Technologies, Inc., a supplier of customer application software for the cellular telephone industry. Prior to 1990, Mr. Boyle founded and operated a number of organizations servicing the telecommunications industry, including APPEX Corp. (now EDS Personal Communications Division of EDS Corporation, a global telecommunications service company) and Leasecomm Corp., a micro-ticket leasing company. Mr. Boyle earned his B.A. in mathematics and economics from Amherst College and his Ph.D. in operations research from M.I.T. Mr. Boyle is also a Director of MicroFinancial Incorporated, as well as of several private companies. Mr. Boyle is a nominee for re-election to the Board of Directors as a Class III Director. Class II Directors Jerrold D. Adams, 62, has served as a Director of the Company since April 1996. From July 1999 to March 2000, Mr. Adams was Acting General Manager of the Company's Systems Division. From March 1997 to March 1999, Mr. Adams was President and Chief Executive Officer of AirNet Communications Corp., which designs, develops and manufactures wireless infrastructure for the U.S. and international PCS markets. From 1991 until February 1997, Mr. Adams was President and Chief Operating Officer of Iridium, Inc., an international consortium developing a worldwide communications system for portable hand-held telephones. Prior to that, Mr. Adams served as Director of PCN Operations in Europe of Motorola from 1990 to 1991, Senior Vice President of McCaw Cellular, a national non-wireline cellular company, from 1988 to 1990 and General Manager of Metro One, a New York non-wireline cellular carrier, from 1986 to 1988. Mr. Adams received his B.A. from Coe College and attended the Wharton School of Business and the University of Illinois. Mr. Adams is currently serving as Chairman of the Board of Trustees for Coe College. Paul R. Gudonis, 48, has served as a Director of the Company since April 1996. Mr. Gudonis has served as Chairman and Chief Executive Officer of Genuity Inc., which provides business Internet services since June, 2000 when Genuity Inc. (formerly, GTE Internetworking) became an independent public company. Prior to that, Mr. Gudonis had served as President of GTE Internetworking since July 1997, when GTE acquired BBN Corporation, the parent company of BBN Planet, of which Mr. Gudonis had been President since November 1994. From 1991 to November 1994, Mr. Gudonis served as General Manager of the Communications Industry Group International division of EDS Corporation. From January 1989 until October 1990, Mr. Gudonis served as Senior Vice President and General Manager of APPEX Corp. Mr. Gudonis received his B.S. from Northwestern University and his M.B.A. from Harvard Graduate School of Business Administration. Frederick E. von Mering, 49, has served as a Director of the Company since 1989 and as its Vice President, Corporate Development since April 1999. From 1989 until March 1999, Mr. von Mering served as the Company's Chief Financial Officer. From 1980 to 1986, Mr. von Mering served as Regional Vice President and General Manager for the paging division of Metromedia, Inc., a communications company. From 1975 to 1979, Mr. von Mering was employed at Coopers and Lybrand LLP. Mr. von Mering received his B.A. in accounting from Boston College and his M.B.A. from Babson College. Class I Directors Gerald Segel, 81, has served as a Director of the Company since October 1996. Mr. Segel was Chairman of Tucker Anthony Incorporated from January 1987 until his retirement in May 1990. From 1983 to January 1987, Mr. Segel served as President of Tucker Anthony Incorporated. Mr. Segel is also a director of Hologic, Inc. Mr. Segel received his B.A. from Harvard University. Rajendra Singh, 47, has served as a Director of the Company since May 2000. Dr. Singh has served as Chairman and Chief Executive Officer of Telcom Ventures, L.L.C, a private investment firm focused on the wireless communications and information technology industries, since January 1994. Dr. Singh currently serves on the Board of Directors of LCC International, Inc. where he previously served as President from 1983 until September 1994, and as Chief Executive Officer from January 1994 until January 1995. Dr. Singh also currently serves on the Board of Directors for each of Teligent, Inc., Aether Systems, Inc. and XM Satellite Radio Holdings, Inc. Dr. Singh received his Doctorate degree in Electrical Engineering from Southern Methodist University. Gerald S. McGowan, 55, has served as a Director of the Company since November 2001. Mr. McGowan is a founding principal of the Washington, D.C. law firm, Lukas, McGowan, Nace and Gutierrez where he practiced law for over 20 years. Mr. McGowan was instrumental in founding several telecommunications companies, including Dial Call, Integrated Northcoast and McLang Cellular. From 1996 to 1997 Mr. McGowan was a member of the Board of Directors of the Overseas Private Investment Corporation. From 1992 to 1994 Mr. McGowan was a member of the Board of Directors of the Cellular Telecommunications Industry Association. From 1998 until 2001 Mr. McGowan was the United States Ambassador to Portugal. Mr. McGowan received his B.S. and J.D. degrees from Georgetown University. Board and Committee Meetings The Board of Directors held seven meetings during 2001. Each director except Mr. Singh attended at least 75% of the aggregate number of Board of Direcctors' meetings and meetings held by all committees on which he then served. The Board of Directors has standing Audit, Nominating, and Compensation committees. The Audit Committee of the Board of Directors is composed of four independent directors. The current members of the Audit Committee are Messrs. Gudonis, McGowan, Segel and Singh. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this proxy statement. The Compensation Committee of the Board of Directors is composed of four outside directors. The current members of the Compensation Committee are Messrs. Gudonis, McGowan, Segel and Singh. The Compensation Committee provides recommendations to the Board of Directors regarding compensation programs for the Company. The Compensation Committee administers and has authority to grant stock options under the Company's 1996 Stock Option Plan (the "1996 Option Plan"), the 1998 Stock Incentive Plan (the "1998 Stock Plan"), and the 2000 Stock Option Plan (the "2000 Option Plan") to all employees, directors and officers of the Company, including those persons who are required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee also administers the Company's 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") and the Company's 2001 Employee Stock Purchase Plan (the "2001 Purchase Plan"). The Compensation Committee met three times during 2001. For information regarding the Company's Compensation practices for 2001, see the "Report of the Compensation Committee," included in this proxy statement. The Nominating Committee of the Board of Directors is composed of five outside directors. The current members of the Nominating Committee are Messrs. Segel, Gudonis, Adams, McGowan and Singh. The Nominating Committee is solely responsible for nominating directors to serve on the Company's Board of Directors. The Nominating Committee met once during 2001. Director Compensation and Stock Options Non-employee directors (which consist of Messrs. Adams, Boyle, Gudonis, McGowan, Segel and Singh) receive $1,000 per meeting attended for their services as members of the Board of Directors and are reimbursed for their expenses incurred in connection with attending Board and committee meetings. Directors who serve on the Audit Committee, Compensation Committee or Nominating Committee receive $500 for each such committee meeting attended. Under the terms of the 1996 Option Plan, 1998 Stock Plan, and 2000 Option Plan, options to purchase shares of Common Stock may be granted to members of the Board of Directors. Non-employee directors receive 2,000 stock options on the fifteenth day of the second month of each quarter as compensation for their services as members of the Board of Directors. On February 15, 2001 the Company granted to each of Messrs. Adams, Gudonis, Segel and Singh an option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $8.156 per share (the fair market value on the date of grant). On April 6, 2001 the Company granted to Mr. Tobin an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $6.4375 per share (the fair market value on the date of grant). On May 15, 2001 the Company granted to each of Messrs. Adams, Gudonis, Segel and Singh an option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $11.72 per share (the fair market value on the date of grant). On August 15, 2001 the Company granted to each of Messrs. Adams, Gudonis, Segel and Singh an option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $16.10 per share (the fair market value on the date of grant). On October 10, 2001 the Company granted to Mr. Tobin an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $7.75 per share (the fair market value on the date of grant). On November 8, 2001 the Company granted to Mr. McGowan an option to purchase 15,000 shares of the Company's Common Stock at an exercise price of $8.95 per share (the fair market value on the date of grant). On November 15, 2001 the Company granted to each of Messrs. Adams, Boyle, Gudonis, Segel and Singh an option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $9.22 per share (the fair market value on the date of grant). Report of the Audit Committee of the Board of Directors The Audit Committee of the Company's Board of Directors acts under a written charter adopted and approved by the Board of Directors on May 25, 2000. A copy of the charter was attached as Appendix A to the proxy statement delivered to the Company's shareholders in connection with the 2001 Annual Meeting of Shareholders. The members of the Audit Committee are all independent directors, as independence is defined in Rule 4200 (a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee held two meetings during 2001. In addition to such meetings, during the year the Committee communicated regularly with the Company's management in conference calls, particularly in connection with the Audit Committee's review and evaluation of the Company's quarterly audited financial statements. The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and discussed such financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following: o the plan for, and the independent auditors' report on, each audit of the Company's financial statements; o the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders; o changes in the Company's accounting practices, principles, controls or methodologies; o significant developments or changes in accounting rules applicable to the Company; and o the adequacy of the Company's internal controls and accounting, financial and auditing personnel. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (SAS 61) "Codification of Statements on Auditing Standards") with Ernst and Young LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following: o methods to account for significant unusual transactions; o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements. The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, including the audited financial statements for the fiscal year ended December 31, 2001, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. By the Audit Committee of the Board of Directors of Boston Communications Group, Inc. Audit Committee Members Paul Gudonis Gerald S. McGowan Rajendra Singh Gerald Segel Executive Compensation The following table sets forth certain compensation information, for the fiscal years indicated, of the Company's Chief Executive Officer during the year ended December 31, 2001 and the four other most highly compensated executive officers in 2001 (collectively, the "Named Executive Officers"): SUMMARY COMPENSATION TABLE Annual Compensation Long Term Compensation ----------------------- -------------------------------- --------------- ---------------- Name and Principal Fiscal Salary Bonus Securities Other (2) Underlying Occupation Year ($) ($) (1) Options ----------------------------------------------- ----------- ---------- ---------- --------------- ---------------- ---------------------------------------------- Edward H. Snowden 2001 296,667 49,375 15,000 --- ---------------------------------------------- President, Chief Executive Officer, 2000 275,000 149,500 10,000 --- ---------------------------------------------- Director 1999 262,788 11,750 10,000 --- ---------------------------------------------- ---------------------------------------------- Robert Sullivan 2001 138,549 19,204 12,000 --- ---------------------------------------------- Vice President and General Manager, 2000 130,379 51,139 20,000 --- ---------------------------------------------- Roaming Services 1999 127,155 1,687 10,000 --- ---------------------------------------------- ---------------------------------------------- Frederick E. von Mering 2001 167,208 24,687 14,000 --- ---------------------------------------------- Vice President, Corporate Development 2000 156,013 74,750 20,000 --- ---------------------------------------------- Director 1999 152,476 6,750 10,000 --- ---------------------------------------------- ---------------------------------------------- Karen Walker 2001 172,689 24,687 15,000 --- ---------------------------------------------- Vice President, Chief Financial Officer 2000 157,355 74,750 30,000 --- ---------------------------------------------- ---------------------------------------------- William Wessman 2001 188,867 24,687 15,000 --- ---------------------------------------------- Executive Vice President, Chief Technology 2000 174,207 74,750 62,500 Officer ---------------------------------------------- ---------------------------------------------- (1) Bonuses are reflected in the year for which they were earned. (2) In accordance with the rules of the Securities and Exchange Commission, except as otherwise indicated, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constitute less than the lesser of $50,000 or ten percent of the total salary and bonus reported for the executive officer during the years ended December 31, 1999, 2000 and 2001. Option Grants The following table sets forth certain information concerning option grants during the fiscal year ended December 31, 2001 to the Named Executive Officers and the number and value of the unexercised options held by such persons on December 31, 2001. OPTION GRANTS IN LAST FISCAL YEAR INDIVIDUAL GRANTS Name Number of % of Total Exercise Expiration Potential Realizable Value Options Securities Granted to Underlying Employees Price at Assumed Annual Rates of Options Granted in Fiscal $/share Stock Price Appreciation (1) Year (2) Date for Option Term (3) ---------------------------------- ---------------------------- ------------- -------------- 5% ($) 10% (4) ---------------------------------- ----------------- ------------- ------------ ------------ ------------- -------------- ---------------------------------- Edward H. Snowden 10,000 2.05% 6.4375 4/6/11 40,525 102,625 5,000 1.02% 7.75 10/10/11 24,350 61,750 ---------------------------------- Robert Sullivan 10,000 2.05% 6.4375 4/6/11 40,525 102,625 2,000 .41% 7.75 10/10/11 9,740 24,700 ---------------------------------- Frederick E. von Mering 10,000 2.05% 6.4375 4/6/11 40,525 102,625 4,000 .82% 7.75 10/10/11 19,480 49,400 ---------------------------------- Karen Walker 10,000 2.05% 6.4375 4/6/11 40,525 102,625 5,000 1.02% 7.75 10/10/11 24,350 61,750 ---------------------------------- William Wessman 10,000 2.05% 6.4375 4/6/11 40,525 102,625 5,000 1.02% 7.75 10/10/11 24,350 61,750 ---------------------------------- ------------------------- (1) All options vest in three equal annual installments over a three year period commencing on the first anniversary of the date of grant. (2) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant. (3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. This table does not take into account any appreciation or depreciation in the price of the Common Stock to date. Actual gain, if any, on stock option exercises will depend on future performance of the Common Stock and the date on which the options are exercised. Values shown are net of the option exercise price, but do not include deductions for tax or other expenses associated with the exercise. (4) No restricted stock or stock appreciation rights were granted in 2001. Option Exercises and Holdings The following table sets forth certain information concerning each exercise of a stock option during the year ended December 31, 2001 by each of the Named Executive Officers, and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2001. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES Number of Securities Underlying Value of Unexercised In-the-Money Options at Fiscal Options at Fiscal Year End Year End ($)(1) --------------------------------- ---------------------------------- Name Shares Value Acquired on Exercise Realized ------------------------------ ------------------------------- ---------------------------------- -------------- ---------------- ---------------- Exercisable Unexercisable Exercisable Unexercisable ------------------------------ ----------- ------------ -------------- ---------------- ----------------- ---------------- ------------------------------ Edward H. Snowden -- -- 330,000 105,000 1,425,660 437,415 ------------------------------ Robert Sullivan 13,334 28,666 53,500 83,575 ------------------------------ Frederick E. von Mering -- -- 143,988 30,666 785,162 90,775 ------------------------------ Karen Walker -- -- 44,267 51,733 203,710 138,390 ------------------------------ William Wessman 54,501 66,799 295,618 272,986 ------------------------------ (1) The per share value of unexercised in-the-money options is calculated by subtracting the per share option exercise price from the last per share sale price of the Company's Common Stock on the Nasdaq National Market on December 31, 2001 ($11.35). Employment Agreements with Named Executive Officers On February 10, 1998, the Company entered into an employment letter agreement with E.Y. Snowden, pursuant to which Mr. Snowden was made the President and Chief Executive Officer and a Director of the Company. The agreement provides for an initial base salary of $250,000 plus an annual performance-based bonus of up to 40% of base salary. In addition, pursuant to the agreement, Mr. Snowden was granted a non-qualified stock option to purchase 400,000 shares of Common Stock at an exercise price of $7.0625 per share, vesting in five equal annual installments commencing on February 10, 1998. In the event of a change in control of the Company (as defined in the agreement), 100% of the options will vest on the date of such transaction. If Mr. Snowden's employment is terminated without cause, or if there is a change of control which results in his demotion, diminution in responsibilities, or removal from the Board, then the Company will pay, as severance, his base salary until such time as he is otherwise employed, up to a maximum of twelve months. REPORT OF THE COMPENSATION COMMITTEE The Compensation Committee of the Board of Directors (the "Compensation Committee") is currently composed of four non-employee directors, Messrs. Gudonis, McGowan, Segel and Singh. The Compensation Committee is responsible for establishing and administering the policies which govern both annual compensation and performance-based equity ownership of the Company's employees, including its executive officers. This report is submitted by the Compensation Committee and addresses the Company's policies for 2001 as they apply to the Company's executive officers. Policies and Philosophy The Company's executive compensation program is structured and administered to achieve three broad goals in a manner consistent with shareholder interests. First, the Compensation Committee structures executive compensation programs and decisions regarding individual compensation in a manner that the Compensation Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company. Finally, the Compensation Committee designs the Company's executive compensation programs to provide executives with long-term equity ownership opportunities in the Company in an attempt to align executive and shareholder interests. In evaluating both individual and corporate performance for purposes of determining salary and bonus levels and stock option grants, the Compensation Committee places significant emphasis on the extent to which strategic and business plan goals are met, including the progress and success of the Company with respect to matters such as achieving operating budgets, establishing strategic marketing, distribution and development alliances, product development and enhancement of the Company's strategic position, as well as on the Company's overall financial performance. Executive Compensation in Fiscal 2001 The compensation programs for the Company's executives established by the Compensation Committee consist of three elements based upon the foregoing objectives: (i) base salary and benefits competitive with the marketplace, (ii) bonus grants and (iii) stock-based equity incentives in the form of participation in the Company's stock plans. The Compensation Committee believes that providing a base salary and benefits to its executive officers that are competitive with the marketplace enables the Company to attract and retain key executives. In addition, the Compensation Committee believes that bonuses based on both corporate and individual performance provide incentives to its executive officers that align their interests with those of the Company as a whole. The Compensation Committee generally provides executive officers discretionary stock option awards to reward them for achieving specified business objectives and to provide them with long-term ownership opportunities that are aligned with the ownership interests of the Company's shareholders. In evaluating the salary level, bonuses and equity incentives to award to each current executive officer, the Compensation Committee examines the progress which the Company has made in areas under the particular executive officer's supervision, such as development or sales, and the overall performance of the Company. In determining the salary and bonus targets of each executive officer, including the Named Executive Officers, the Compensation Committee and the Board of Directors consider numerous factors such as (i) the individual's performance, including the expected contribution of the executive officer to the Company's goals, (ii) the Company's long-term needs and goals, including attracting and retaining key management personnel, and (iii) the Company's competitive position, including the compensation of executive officers at comparable companies that are familiar to members of the Compensation Committee. The companies used by the Compensation Committee to compare executive compensation are not the companies included in the Stock Performance Graph below, are companies of which the members of the Compensation Committee have specific knowledge and are considered as of the time those companies were at similar stages of development as the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the historic compensation levels of the individual. The Compensation Committee believes that the salary levels of its executive officers are in the middle third when compared to the compensation levels of companies at similar stages of development as the Company. The Company has an Executive Incentive Compensation Plan for all members of senior management which consists of two components: Bonus Incentive Compensation Plan and Stock Incentive Compensation Plan. The Bonus Incentive Compensation Plan consists of a targeted potential amount for each executive, with 90 percent based upon the Company's financial performance on a quarterly basis and 10 percent based upon individual qualitative performance. For 2001, targeted financial goals for the Bonus Incentive Compensation Plan were not met for two quarters and, therefore, the amount of bonus for each member of senior management was reduced by 51%. The Stock Incentive Compensation Plan consists of stock option grants to each executive officer with the vesting schedule of such grants determined by the Company's financial performance. For 2001, stock options granted under the Stock Incentive Compensation Plan would have been fully vested in one year provided that the Company met certain EBIT goals specified in the Stock Incentive Compensation Plan. However, because such EBIT goals were not met, the options will instead vest in three equal annual installments beginning on April 6, 2002. Benefits The Company's executive officers are entitled to receive medical benefits and life insurance benefits and to participate in the Company's 401(k) Savings Plan on the same basis as other full-time employees of the Company. The Company's 1996 Purchase Plan and 2001 Purchase Plan, which are available to virtually all employees, including executive officers and directors who are employees, allow participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period. Compensation of the Chief Executive Officer in Fiscal 2001 The compensation philosophy applied by the Compensation Committee in establishing the compensation for the Company's President and Chief Executive Officer is the same as for the other senior management of the Company -- to provide a competitive compensation opportunity that rewards performance. Mr. Snowden served in the positions of President, Chief Executive Officer and as a director of the Company during the year ended December 31, 2001. Mr. Snowden received a salary of $296,667 for fiscal year 2001. Mr. Snowden's base salary for 2001 had been set at $275,000 by the Compensation Committee but was increased by the Compensation Committee in June 2001 to $315,000. The Compensation Committee believes such increase places Mr. Snowden's annual salary in the middle third of the compensation paid to Chief Executive Officers at other publicly-traded companies at a similar stage of development as the Company. Mr. Snowden's base salary for 2002 remains at $315,000. The Company paid Mr. Snowden a partial bonus of $49,375 in 2001 under the Bonus Incentive Compensation Plan, as described above. Mr. Snowden was granted a non-qualified stock option to purchase 10,000 shares of Common Stock at an exercise price of $6.4375 per share under the Stock Incentive Compensation Plan. Mr. Snowden would have been fully vested in one year however targeted EBIT goals for the Stock Incentive Compensation Plan were not met and therefore the options will vest in three equal annual installments beginning on the April 6, 2002. In addition, Mr. Snowden was granted a non-qualified stock option to purchase 5,000 shares of Common Stock at an exercise price of $7.75 per share, vesting in three equal annual installments over a three year period beginning October 10, 2002. Compliance with Section 162(m) of the Code Section 162(m) of the Code, enacted in 1993, generally disallows tax deductions to publicly-traded corporations for compensation over $1,000,000 paid to the corporation's Chief Executive Officer or any of its other four most highly compensated executive officers. Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met. The Company currently intends to structure the compensation arrangements of its executive officers in a manner that will avoid disallowances under Section 162(m). COMPENSATION COMMITTEE Paul R. Gudonis Gerald S. McGowan Gerald Segel Rajendra Singh Reports Under Section 16(a) of the Exchange Act Based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) of the Exchange Act, except as outlined below the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act. Due to an administrative error, Mr. Boyle failed to timely file a Form 5 for 2001. Mr. Boyle filed such Form 5 on March 18, 2002, which Form 5 reported transactions which were inadvertently omitted from a previously filed Form 4. STOCK PERFORMANCE GRAPH The following graph compares the cumulative total shareholder return on the Common Stock of the Company during the period from December 31, 1996 to December 31, 2001 with the cumulative total return over the same period of the Nasdaq National Market (U.S. Companies) (the "Nasdaq Composite Index") and the Nasdaq Telecommunications Index. This comparison assumes the investment of $100 on June 18, 1996 in the Company's Common Stock, the Nasdaq Composite Index and Nasdaq Telecommunications Index and assumes dividends, if any, are reinvested. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Ernst and Young LLP as the Company's independent auditors for the current fiscal year. Ernst and Young LLP has served as the Company's independent auditors since 1988. Although shareholder ratification of the Board of Directors' selection of Ernst and Young LLP is not required by law, the Board of Directors believes that it is advisable to give shareholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of Ernst and Young LLP. Representatives of Ernst and Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders. Audit Fees Ernst and Young LLP billed the Company an aggregate of $140,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001. Financial Information Systems Design and Implementation Fees Ernst and Young LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network. All Other Fees Ernst and Young LLP billed the Company $14,000 for other services rendered for the most recent fiscal year. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST AND YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002. OTHER MATTERS The Board of Directors does not know of any other proposals which may come before the Annual Meeting. However, if any other proposals are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such proposals. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company. Proposals of shareholders intended to be considered for addition to the agenda for the 2003 Annual Meeting of Shareholders and included in the proxy statement and form of proxy related thereto, must be received by the Company at its principal office in Woburn, Massachusetts not later than December 20, 2003 for inclusion in the proxy statement for that meeting. If a shareholder of the Company wishes to present a proposal before the 2003 Annual Meeting of Shareholders, other than one that will be included in the Company's proxy materials for such meeting and the Company has not received notice of such proposal prior to March 5, 2003, the proxies that the Company solicits for such meeting shall have discretionary authority to vote on such proposal, if the proposal is properly brought before such meeting. If a shareholder notifies the Company prior to March 5, 2003 of its intention to present such a proposal at the 2003 Annual Meeting of Shareholders, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission. By Order of the Board of Directors, Alan J. Bouffard, Clerk April 19, 2002 THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT SHAREHOLDERS PLAN TO ATTEND, SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS. SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __) Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box: |_| Preliminary Proxy Statement |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement |_| Definitive Additional Materials |_| Soliciting Material Pursuant to 14a-11(c) or 14a-12 BOSTON COMMUNICATIONS GROUP, INC. .................................................................................................................... (Name of Registrant as Specified in Its Charter) .................................................................................................................... (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box): |X| No fee required. |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. 1) Title of each class of securities to which transaction applies: .................................................................................................................... 2) Aggregate number of securities to which transaction applies: .................................................................................................................... 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): .................................................................................................................... 4) Proposed maximum aggregate value of transaction: .................................................................................................................... 5) Total fee paid: .................................................................................................................... |_| Fee paid previously with preliminary materials. |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid: .................................................................................................................... 2) Form, Schedule or Registration Statement No.: .................................................................................................................... 3) Filing Party: .................................................................................................................... 4) Date Filed: ....................................................................................................................

COMPARISON OF CUMULATIVE TOTAL RETURN
Boston Communications Group, Inc.
NASDAQ Stock Market Index - US
NASDAQ Telecommunications Index
DOLLARS
600
500
400
300
200
100
0
12/96
12/97
12/98
12/99
12/00
12/01

	12/ 31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001
Boston Communications Group, Inc.	100	189.13	226.08	91.30	484.78	197.39
NASDAQ Stock Market Index - US	100	122.68	64.40	312.24	140.25	142.25
NASDAQ Telecommunications Index	100	122.87	219.19	481.8	221.85	178.65